Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 1 2nd Quarter 2014 Earnings Presentation August 5, 2014

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 2 Forward-Looking and Other Information IMPORTANT INFORMATION This information is current only as of its date and may have changed. We undertake no obligation to update this information in light of new information, future events or otherwise. This information contains certain financial projections and forecasts and other forward looking information concerning our business, prospects, financial condition and results of operations, and we are not making any representation or warranty that this information is accurate or complete. See “Forward-Looking Information” below. FORWARD-LOOKING INFORMATION Certain statements in this presentation are “forward-looking statements” within the meaning of the federal securities laws. Statements about our beliefs and expectations and statements containing the words “may,” “could,” “would,” “should,” “will,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “look forward to,” “intend” and similar expressions intended to connote future events and circumstances constitute forward-looking statements. Forward-looking statements include statements about, among other things, future costs and prices of commodities, production volumes, industry trends, demand for our products and services, anticipated cost savings, anticipated benefits from new products or facilities, and projected results of operations. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in or implied by any forward-looking statement. Some of the important factors that could cause actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the following: (1) our ability to successfully implement our business strategy; (2) the cyclical nature of the aluminum industry, material adverse changes in the aluminum industry or our end-use segments, such as global and regional supply and demand conditions for aluminum and aluminum products, and changes in our customers’ industries; (3) our ability to fulfill our substantial capital investment requirements; (4) variability in general economic conditions on a global or regional basis; (5) our ability to retain the services of certain members of our management; (6) our ability to enter into effective metal, natural gas and other commodity derivatives or arrangements with customers to manage effectively our exposure to commodity price fluctuations and changes in the pricing of metals, especially London Metal Exchange-based aluminum prices; (7) our internal controls over financial reporting and our disclosure controls and procedures may not prevent all possible errors that could occur; (8) increases in the cost of raw materials and energy; (9) the loss of order volumes from any of our largest customers; (10) our ability to retain customers, a substantial number of whom do not have long-term contractual arrangements with us; (11) our ability to generate sufficient cash flows to fund our capital expenditure requirements and to meet our debt service obligations; (12) competitor pricing activity, competition of aluminum with alternative materials and the general impact of competition in the industry segments we serve; (13) risks of investing in and conducting operations on a global basis, including political, social, economic, currency and regulatory factors; (14) current environmental liabilities and the cost of compliance with and liabilities under health and safety laws; (15) labor relations (i.e., disruptions, strikes or work stoppages) and labor costs; (16) our levels of indebtedness and debt service obligations, including changes in our credit ratings, material increases in our cost of borrowing, or the failure of financial institutions to fulfill their commitments to us under committed credit facilities; (17) our ability to access the credit and capital markets; (18) the possibility that we may incur additional indebtedness in the future; and (19) limitations on operating our business as a result of covenant restrictions under our indebtedness. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward- looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether in response to new information, futures events or otherwise, except as otherwise required by law. NON-GAAP INFORMATION The non-GAAP financial measures contained in this presentation (including, without limitation, EBITDA, Adjusted EBITDA, commercial margin, and variations thereof) are not measures of financial performance calculated in accordance with U.S. GAAP and should not be considered as alternatives to net income and loss attributable to Aleris Corporation or any other performance measure derived in accordance with GAAP or as alternatives to cash flows from operating activities as a measure of our liquidity. Non-GAAP measures have limitations as analytical tools and should be considered in addition to, not in isolation or as a substitute for, or as superior to, our measures of financial performance prepared in accordance with GAAP. Management believes that certain non-GAAP performance measures may provide investors with additional meaningful comparisons between current results and results in prior periods. Management uses non-GAAP financial measures as performance metrics and believes these measures provide additional information commonly used by the holders of our senior debt securities and parties to the ABL Facility with respect to the ongoing performance of our underlying business activities, as well as our ability to meet our future debt service, capital expenditures and working capital needs. These adjustments are based on currently available information and certain adjustments that we believe are reasonable and are presented as an aid in understanding our operating results. They are not necessarily indicative of future results of operations that may be obtained by the Company. INDUSTRY INFORMATION Information regarding market and industry statistics contained in this presentation is based on information from third party sources as well as estimates prepared by us using certain assumptions and our knowledge of these industries. Our estimates, in particular as they relate to our general expectations concerning the aluminum industry, involve risks and uncertainties and are subject to changes based on various factors, including those discussed under “Risk Factors” in our filings with the Securities and Exchange Commission.

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 3 Second Quarter Performance Overview  2Q14 Adjusted EBITDA of $65 million; Net loss of $17 million  Sequential Adjusted EBITDA improvement, disappointing year-over-year performance  Significantly higher automotive volumes  Global aerospace volumes and price negatively impacted by customer destocking  Operational issues limited shipments and increased costs in rolled products  North American rolled products margins down due to product mix and competitive imports  Nichols acquisition integration efforts progressing; raising synergy capture target  Improvement in Specification Alloy metal spreads and overall Recycling business profitability

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 4 2Q14 Volume Recap & Highlights Volume Change vs. 2Q13 Volume Drivers 1Pro Forma for Nichols volume of ~35 kT in 2013, excluding this impact total volume increased by 32%. 2Excludes impact of idling production at Saginaw, Michigan facility; including this impact volume decreased 6%. RPNA 1 (1%) Distribution 1 (12%) - High MWP, competitive imports, operational issues Transportation 1 11% - Steady trailer builds B&C 1 5% - Rebound from harsh winter; improving housing starts RPEU / Global Market Segments (4%) Aerospace (14%) - Customer inventory overhang Automotive 29% - Premium auto builds; Aluminum penetration Heat Exchanger 4% - Share gain; rebound from cycle lows Plate & Sheet (14%) - Overcapacity in plate market; operational issues Extrusions 3% - Improved Automotive demand; new business RSAA 2 (1%) Spec / Automotive 2 3% - NA Auto builds Recyc ing (5%) - Scrap availability RSEU 5% Spec / Automotive 8% - Improved Automotive demand Recycling 0% - Scrap availability

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 5 Strategic Initiatives Update Nichols Acquisition Zhenjiang, China Rolling Mill  Similar operations; improved footprint  Raising total cost synergies to ~$15M  Well-timed for housing recovery  New $350M rolling mill  Attained Nadcap Accreditation in 2Q14  Aerospace shipments in 2H14

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 6 Scrap Environment Update NA Spec Alloy Metal Spreads RPNA Scrap Spreads  Metal spreads rebound from harsh winter  Decreased scrap exports  Scrap processing equip increasing flexibility  Recent LME rise improving scrap spreads  Increased competition for scrap  Regional premium remains very high 0.6 0.7 0.8 0.9 1.0 1.1 1.2 Jun 13 Jun 14 Jun 12 9 Yr Avg Spread Spread Indexed to 9 Yr Avg $1.10 $1.00 $0.90 $0.80 $0.70 $0.30 $0.25 $0.20 $0.15 $0.10 Jun 14 Jun 13 Jun 12 MLC Diff. to P1020 Ptd. Siding Diff. to P1020 P1020 (right axis)

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 7 Adjusted EBITDA Bridge 2Q14 vs. 2Q13 ($M) 1H14 vs. 1H13 78 7 7 10 8 65 80 70 60 50 40 30 20 2Q14 Productivity Inflation Margin/Scrap spreads 3 Price Volume/Mix 2Q13 142 11 21 15 124140 120 100 80 60 40 20 1H14 Other Productivity Inflation Margin/Scrap spreads Price Volume/Mix 1H13 5 2 6

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 8 RPNA* Volume (kT) Adjusted EBITDA ($M) 2Q14 Performance 2Q Adjusted EBITDA Bridge ($M) 371 396 372 396 101 133 2Q14 2Q13 LTM 2013 2012 2011 105 111 76 68 31 23 2Q14 2Q13 LTM 2013 2012 2011 Adj. EBITDA / ton 283 281 205 172 305 170  Weaker mix of products sold; operational issues  Pricing pressures caused by high MWP and competitive imports  Tighter scrap spreads and availability  Productivity partially offset inflation 31 4 3 23 0 5 10 15 20 25 30 35 2Q13 Volume / Mix 2Q14 Productivity 2 Inflation Margin / Scrap Spreads Price 2 1 *Nichols results included from the date of acquisition

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 9 RPEU Volume (kT) Adjusted EBITDA ($M) 2Q14 Performance 2Q Adjusted EBITDA Bridge ($M) 314 299 345 338 90 86 2Q14 2Q13 LTM 2013 2012 2011 35 5 4 4 26 0 5 10 15 20 25 30 35 2Q14 Other 2 Productivity 2 Inflation Price Volume/Mix 2Q13 152 137 115 103 35 26 2Q14 2Q13 LTM 2013 2012 2011 Adj. EBITDA / ton 482 457 334 305 384 299  Strong volume growth in Automotive  Aerospace impacted by customer destocking  Pricing pressures from overcapacity  Operational issues limited productivity and regional plate & sheet shipments

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 10 Extrusions Volume (kT) Adjusted EBITDA ($M) 2Q14 Performance 2Q Adjusted EBITDA Bridge ($M) 8 14 11 10 4 2 2Q13 2Q14 LTM 2013 2012 2011 Adj. EBITDA / ton 104 202 159 136 211 128  Volume growth in automotive projects  Pricing pressures  Productivity partially offset inflation 76 68 69 71 18 19 2Q14 2Q13 LTM 2013 2012 2011 2 1 1 4 6 2 0 4 2Q14 Price Inflation 2Q13

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 11 RSAA Volume (kT) Adjusted EBITDA ($M) 2Q14 Performance 2Q Adjusted EBITDA Bridge ($M) 895 868 857 834 215 202 2Q14 2Q13 LTM 2013 2012 2011 13 1 4 3 2 17 6 8 10 12 14 16 18 20 2Q14 Productivity Inflation Margin/Scrap spreads Volume / Mix 2Q13 81 54 57 13 17 54 2Q14 2Q13 2011 LTM 2013 2012 Adj. EBITDA / ton 90 62 63 68 60 86  Continued improvement in YoY metal spreads  Higher automotive volumes  Positive mix of buy sell volume  Productivity partially offset inflation

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 12 RSEU Volume (kT) Adjusted EBITDA ($M) 2Q14 Performance 2Q Adjusted EBITDA Bridge ($M) 387 385 364 370 94 98 2Q14 2Q13 LTM 2013 2012 2011 3 1 1 1 6 0 2 4 6 2Q14 Productivity Margin/Scrap spreads Volume/Mix 2Q13 35 19 14 18 6 3 2013 2012 2011 2Q14 2Q13 LTM Adj. EBITDA / ton 91 50 39 48 33 57  Improved volumes  Continued improvement in metal spreads  Productivity offset inflation

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 13 Cash Flow & LTM Working Capital Progression Net Cash Flow LTM Total Working Capital* 61 60 65 65 50 55 60 65 11 12 13 14 15 16 17 18 2012 % o f S a le s Da y s 2Q14 17.7% 2013 17.7% 16.5% 2011 16.8% 2Q13 2Q14 Cash From Operating Activities $5 ($35) Less: Capital Expenditures (45) (31) Less: Other / Nichols acquisition - (104) Net Cash Before Financing ($40) ($170) ABL / Other - 173 Net Cash Flow After Financing ($40) $3 *Nichols results included from the date of acquisition

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 14 Capital & Liquidity Overview Capital Expenditures Summary Liquidity Summary – 6/30/2014 Capital Structure 92 112 103 100 64 113 278 135 65 2914 78 1H14 2011 2Q14 2013 2014E $238 $205 $390 $165 2012 Maintenance Growth Actual Cash $52 Availability under ABL facility 379 Liquidity $431 Cash 51$ 52$ ABL 120 171 Notes* 1,000 1,000 China Loan Facility* 192 204 Other* 61 62 Net Debt 1,322$ 1,385$ Net Debt / Adj EBITDA 5.6x 6.4x Net Recourse Debt / Adj EBITDA 4.8x 5.4x 1Pro Forma for the Nichols Acquisition of $110M *Amounts exclude applicable discounts. 2 31

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 15  Auto body sheet volume strength expected to continue  Building & construction and distribution volumes expected to exceed prior year  Aerospace customer inventory overhang to persist; long-term fundamentals remain strong  Spec alloy metal spreads expected to improve  Mill grade scrap flow and spreads expected to improve  Competitive imports impacting margins for North America rolled products  Adjusted EBITDA expected to be higher sequentially and vs. prior year 3Q14 Outlook

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 16 Appendix

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 17 2Q 2014 Adjusted EBITDA Reconciliation June 30, 2014 June 30, 2013 Adjusted EBITDA 64.8$ 78.0$ Unrealized gains (losses) on derivative financial instruments 0.9 (10.0) Impact of recording inventory at fair value through purchase accounting (3.0) - Restructuring charges (2.2) (9.5) Unallocated currency exchange gains (losses) on debt 0.3 0.3 Stock-based compensation expense (4.0) (2.7) Start-up expenses (7.0) (12.0) Favorable metal price lag 12.9 7.4 Other (8.7) (2.7) EBITDA 54.0 48.8 Interest expense, net (27.0) (24.6) Provision for income taxes (7.0) (1.2) Depreciation and amortization (37.5) (34.7) Net loss attributable to Aleris Corporation (17.5) (11.7) Net income attributable to noncontrolling interest 0.4 0.3 Net loss (17.1) (11.4) Depreciation and amortization 37.5 34.7 Provision for deferred income taxes 1.8 0.8 Stock-based compensation expense 4.0 2.7 Unrealized (gains) losses on derivative financial instruments (0.9) 10.0 Currency exchange gains on debt (0.4) (0.8) Amortization of debt issuance costs 1.9 1.9 Other 2.4 1.5 Change in operating assets and liabilities: Change in accounts receivable (21.2) (6.6) Ch nge in inventories (45.6) (10.1) Change in other assets (1.9) (3.1) Change in accounts payable (1.2) 0.8 Change in accrued liabilities 5.5 (15.6) Net cash (used) provided by operating activities (35.2)$ 4.8$ (in millions) For the three months ended

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 18 1H 2014 Adjusted EBITDA Reconciliation June 30, 2014 June 30, 2013 Adjusted EBITDA 124.0$ 142.5$ Unrealized gains (losses) on derivative financial instruments (8.5) 0.3 Impact of recording inventory at fair value through purchase accounting (3.0) 0.1 Restructuring charges (2.7) (10.3) Unallocated currency exchange gains (losses) on debt 0.3 (0.2) Stock-based compensation expense (8.2) (5.4) Start-up expenses (15.4) (23.3) Favorable metal price lag 24.9 12.9 Other (11.2) (2.3) EBITDA 100.2 114.3 Interest expense, net (53.3) (45.6) Provision for income taxes (11.3) (7.6) Depreciation and amortization (70.7) (61.9) Net loss attributable to Aleris Corporation (35.1) (0.8) Net income attributable to noncontrolling interest 0.7 0.6 Net loss (34.4) (0.2) Depreciation and amortization 70.7 61.9 Provision for deferred income taxes 2.3 1.8 Stock-based compensation expense 8.2 5.4 Unrealized (gains) losses on derivative financial instruments 8.5 (0.3) Currency exchange gains on debt (0.1) (0.4) Amortization of debt issuance costs 3.9 3.9 Other 3.5 (0.7) Change in operating assets and liabilities: Change in accounts receivable (104.6) (112.1) Ch nge in inventories (56.7) (24.3) Change in other assets 0.5 (15.1) Change in accounts payable 89.1 53.0 Change in accrued liabilities 1.8 (23.7) Net cash (used) provided by operating activities (7.3)$ (50.8)$ For the six months ended (in millions)

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 19 2Q14 & 2Q13 Adjusted EBITDA Reconciliation by Segment June 30, 2014 June 30, 2013 RPNA Segment income 22.4$ 32.7$ Impact of recording amounts at fair value through purchase accounting 3.0 - Favorable metal price lag (2.8) (2.0) Segment Adjusted EBITDA (1) 22.6$ 30.7$ RPEU Segment income 34.4$ 39.4$ Impact of recording amounts at fair value through purchase accounting - - Favorable metal price lag (8.6) (4.8) Segment Adjusted EBITDA (1) 25.8$ 34.5$ Extrusions Segment income 3.9$ 4.5$ Impact of recording amounts at fair value through purchase accounting - - Favorable metal price lag (1.5) (0.7) Segment Adjusted EBITDA (1) 2.4$ 3.9$ RSAA Segment income 17.3$ 13.0$ Segment Adjusted EBITDA (2) 17.3 13.0 RSEU Segment income 5.6$ 3.1$ Segment Adjusted EBITDA (2) 5.6 3.1 (2) There was no difference between segment income and segment Adjusted EBITDA for this segment. For the three months ended (1) Amounts may not foot as they represent the calculated totals based on actual amounts and not the rounded amounts presented in this table.

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 20 2011 – 2Q14 LTM Adjusted EBITDA Reconciliation by Segment LTM June 30, 2014 2013 2012 2011 RPNA Segment income 74.9$ 81.8$ 117.6$ 111.1$ Impact of recording amounts at fair value through purchase accounting 3.0 - - - Favorable metal price lag (10.0) (5.6) (6.4) (6.2) Segment Adjusted EBITDA (1) 68.1$ 76.2$ 111.1$ 104.9$ RPEU Segment income 126.7$ 132.1$ 144.6$ 157.6$ Impact of recording amounts at fair value through purchase accounting - (0.1) (0.8) 3.8 Favorable metal price lag (23.4) (16.6) (7.1) (9.9) Segment Adjusted EBITDA (1) 103.1$ 115.3$ 136.7$ 151.5$ Extrusions Segment income 11.1$ 11.7$ 16.4$ 10.9$ Impact of recording amounts at fair value through purchase accounting - - (0.1) (0.3) Favorable metal price lag (1.3) (0.7) (2.6) (2.7) Segment Adjusted EBITDA (1) 9.7$ 11.0$ 13.8$ 7.9$ RSAA Segment income 56.9$ 54.0$ 53.6$ 80.9$ Segment Adjusted EBITDA (2) 56.9 54.0 53.6 80.9 RSEU Segment income 17.8$ 14.3$ 19.4$ 35.3$ Segment Adjusted EBITDA (2) 17.8 14.3 19.4 35.3 (2) There was no difference between segment income and segment Adjusted EBITDA for this segment. For the years ended December 31, (1) Amounts may not foot as they represent the calculated totals based on actual amounts and not the rounded amounts presented in this table.